EXHIBIT 99(ii)



                             CERTIFICATION PURSUANT
                           TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Quarterly Report of Lincorp Holdings, Inc. (the "Registrant") on Form 10-Q for the period ended June 30, 2003 as filed with the Securities and Exchange Commission on July 29, 2003, hereof (the "Report"), the undersigned officers certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that: (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchanges Act of 1934, and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

                                                  Lincorp Holdings, Inc.


Date:  July 29, 2003                              By:    /s/ GORDON FLATT
                                                         ----------------
                                                         Gordon Flatt
                                                         Chief Financial Officer






A signed original of this written statement required by Section 906 has been provided to Lincorp Holdings, Inc. and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.